EXHIBIT 10.4

CLOSING ESCROW AGREEMENT

This Closing Escrow Agreement, dated as of June ___, 2007 (this “Agreement”), is entered into by and among Deli Solar (USA), Inc., a Nevada corporation, (the “Company”), Barron Partners, L.P., a Delaware limited partnership, and any other investors named on the signature page of this Agreement (together with Investors, the “Investors” or the “Escrowing Parties” and each an “Investor”) and Tri-State Title & Escrow, LLC (the “Escrow Agent”). The principal address of each party hereto is set forth on Exhibit A.

WITNESSETH:

WHEREAS, the Company proposes to make a private offering to the Investors in an aggregate amount of Two Million Seven Hundred and Fifty Thousand ($2,750,000) Dollars (the “Escrowed Funds”); and

WHEREAS, pursuant to a securities purchase agreement to be entered into by the Company and the Investors for the private placement (the “Securities Purchase Agreement”), the Company and the Investors desire to deposit the Escrowed Funds with the Escrow Agent, to be held in escrow until joint written instructions are received by the Escrow Agent from the Investors, at which time the Escrow Agent will disburse the Escrowed Funds in accordance with such instructions; and

WHEREAS, Escrow Agent is willing to hold the Escrowed Funds in escrow subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual promises herein contained and intending to be legally bound, the parties hereby agree as follows:

1.    Appointment of Escrow Agent. The Investors hereby appoints Escrow Agent as escrow agent in accordance with the terms and conditions set forth herein and the Escrow Agent hereby accepts such appointment.

2.    Delivery of the Escrowed Funds.

2.1  The Investors will direct delivery of the Escrowed Funds to the Escrow Agent’s account on Closing Date (as defined in the Securities Purchase Agreement) as follows:

Trust Account ABA #056008849
Cardinal Bank
McLean, VA 22102
Account # 5060024931
Account Name: Tri-State Title & Escrow, LLC

The Escrow Funds are to be held and distributed by the Escrow Agent in accordance with and subject to the provisions of this Agreement.

3.    Escrow Agent to Hold and Disburse Escrowed Funds. The Escrow Agent will hold and disburse the Escrowed Funds received by it pursuant to the terms of this Escrow Agreement, as follows:

3.1 Upon receipt of the joint instructions from the Investors, in substantially the form of Exhibit B hereto, the Escrow Agent shall release the Escrowed Funds as directed in such instruction.

3.2 In the event this Agreement, the Escrowed Funds or the Escrow Agent becomes the subject of litigation, or if the Escrow Agent shall desire to do so for any other reason, each of the Company and the Investors authorizes the Escrow Agent, at its option, to deposit the Escrowed Funds with the clerk of the court in which the litigation is pending, or a court of competent jurisdiction if no litigation is pending, and thereupon the Escrow Agent shall be fully relieved and discharged of any further responsibility with regard thereto. Each of the Company and the Investors also authorizes the Escrow Agent, if it receives conflicting claims to the Escrow Funds, is threatened with litigation or if the Escrow Agent shall desire to do so for any other reason, to interplead all interested parties in any court of competent jurisdiction and to deposit the Escrowed Funds with the clerk of that court and thereupon the Escrow Agent shall be fully relieved and discharged of any further responsibility hereunder to the parties from which they were received.

3.3 In the event that the Escrow Agent does not receive any instruction by a date that is one month from the date of this Agreement (the “Escrow Termination Date”), all Escrowed Funds shall be returned to the Investors, with the Accrued Interest as defined under Section 7.2.

4.    Exculpation and Indemnification of Escrow Agent

4.1  The Escrow Agent shall have no duties or responsibilities other than those expressly set forth herein. The Escrow Agent shall have no duty to enforce any obligation of any person to make any payment or delivery, or to direct or cause any payment or delivery to be made, or to enforce any obligation of any person to perform any other act. The Escrow Agent shall be under no liability to the other parties hereto or anyone else, by reason of any failure, on the part of any party hereto or any maker, guarantor, endorser or other signatory of a document or any other person, to perform such person’s obligations under any such document. Except for written instructions given to the Escrow Agent by the Escrowing Party relating to the Escrowed funds, the Escrow Agent shall not be obligated to recognize any agreement between or among the Company and the Escrowing Party, notwithstanding that references hereto may be made herein and whether or not it has knowledge thereof.

4.2 The Escrow Agent shall not be liable to the Company and the Investors or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report, or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained), which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any of the terms thereof, unless evidenced by written notice delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall give its prior written consent thereto.

4.3 The Escrow Agent shall not be responsible for the sufficiency or accuracy of the form, or of the execution, validity, value or genuineness of, any document or property received, held or delivered to it hereunder, or of any signature or endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Escrow Agent be responsible or liable to the Company and Investors or to anyone else in any respect on account of the identity, authority or rights, of the person executing or delivering or purporting to execute or deliver any document or property or this Escrow Agreement. The Escrow Agent shall have no responsibility with respect to the use or application of the Escrowed Funds pursuant to the provisions hereof.

4.4 The Escrow Agent shall have the right to assume, in the absence of written notice to the contrary from the proper person or persons, that a fact or an event, by reason of which an action would or might be taken by the Escrow Agent, does not exist or has not occurred, without incurring liability to the Company or to anyone else for any action taken or omitted to be taken or omitted, in good faith and in the exercise of its own best judgment, in reliance upon such assumption.

4.5 To the extent that the Escrow Agent becomes liable for the payment of taxes, including withholding taxes, in respect of income derived from the investment of the Escrowed Funds, or any payment made hereunder, the Escrow Agent may pay such taxes; and the Escrow Agent may withhold from any payment of the Escrowed Funds such amount as the Escrow Agent estimates to be sufficient to provide for the payment of such taxes not yet paid, and may use the sum withheld for that purpose. The Escrow Agent shall be indemnified and held harmless against any liability for taxes and for any penalties in respect of taxes, on such investment income or payments in the manner provided in Section 4.6

4.6 The Escrow Agent will be indemnified and held harmless by the Company from and against all expenses, including all counsel fees and disbursements, or loss suffered by the Escrow Agent in connection with any action, suit or proceedings involving any claim, or in connection with any claim or demand, which in any way, directly or indirectly, arises out of or relates to this Escrow Agreement, the services of the Escrow Agent hereunder, except for claims relating to gross negligence by Escrow Agent or breach of this Escrow Agreement by the Escrow Agent, or the monies or other property held by it hereunder. Promptly after the receipt by the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall, if a claim in respect thereof is to be made against an Escrowing Party, notify each of them thereof in writing, but the failure by the Escrow Agent to give such notice shall not relieve any such party from any liability which an Escrowing Party may have to the Escrow Agent hereunder. Notwithstanding any obligation to make payments and deliveries hereunder, the Escrow Agent may retain and hold for such time as it deems necessary such amount of monies or property as it shall, from time to time, in its sole discretion, seem sufficient to indemnify itself for any such loss or expense and for any amounts due it under Section 7.

4.7 For purposes hereof, the term “expense or loss” shall include all amounts paid or payable to satisfy any claim, demand or liability, or in settlement of any claim, demand, action, suit or proceeding settled with the express written consent of the Escrow Agent, and all costs and expenses, including, but not limited to, counsel fees and disbursements, paid or incurred in investigating or defending against any such claim, demand, action, suit or proceeding.

5.    Termination of Agreement and Resignation of Escrow Agent

5.1 This Escrow Agreement shall terminate upon (a) disbursement of all of the Escrowed Funds, and (b) Escrow Termination Date as set forth under Section 3.3, whichever is earlier, provided that the rights of the Escrow Agent and the obligations of the Company under Section 4 shall survive the termination hereof.

5.2 The Escrow Agent may resign at any time and be discharged from its duties as Escrow Agent hereunder by giving the Company and the Investors at least five (5) business days written notice thereof (the “Notice Period”). As soon as practicable after its resignation, the Escrow Agent shall, if it receives notice from the Company and the Investors within the Notice Period, turn over to a successor escrow agent appointed by the Company and the Investors all Escrowed Funds (less such amount as the Escrow Agent is entitled to retain pursuant to Section 7) upon presentation of the document appointing the new escrow agent and its acceptance thereof. If no new agent is so appointed within the Notice Period, the Escrow Agent shall return the Escrowed Funds to the Investors from which they were received, with the Accrued Interest as defined under Section 7.2.

6.    Form of Payments by Escrow Agent

6.1 Any payments of the Escrowed Funds by the Escrow Agent pursuant to the terms of this Escrow Agreement shall be made by wire transfer unless directed to be made by check by the Escrowing Parties.

6.2  All amounts referred to herein are expressed in United States Dollars and all payments by the Escrow Agent shall be made in such dollars.

7.    Compensation. Escrow Agent shall be entitled to the following compensation from the Company:

7.1 Documentation Fee: The Company shall pay a documentation fee to the Escrow Agent of $3,000.

7.2 Interest : The Escrowed Funds shall accrue interest (the “Accrued Interest”) at the available rate obtained by the Escrow Agent with respect to the period during which such funds are held in the Escrow Agent’s account set forth in Section 2.1 above. In connection with a Closing or a return of funds to the Investors, the Investors shall be paid Accrued Interest of 2.5%

per annum on the aggregate amount of Escrowed Funds in the Escrow Agent’s account on the date of such Closing or return of funds and the balance of Accrued Interest, if any, shall be retained by the Escrow Agent.

8.    Notices. All notices, requests, demands, and other communications provided herein shall be in writing, shall be delivered by hand or by first-class mail, shall be deemed given when received and shall be addressed to parties hereto at their respective addresses first set forth on Exhibit A hereto.

9.    Further Assurances. From time to time on and after the date hereof, the Company, and Investors shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do and cause to be done such further acts as the Escrow Agent shall reasonably request (it being understood that the Escrow Agent shall have no obligation to make any such request) to carry out more effectively the provisions and purposes of this Escrow Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

10.    Consent to Service of Process . The Company hereby irrevocably consent to the jurisdiction of the courts of the State of Virginia and of any Federal court located in such state in connection with any action, suit or proceedings arising out of or relating to this Escrow Agreement or any action taken or omitted hereunder, and waives personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail directed to it at the address listed on Exhibit A hereto.

11.    Miscellaneous

11.1 This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing such instrument to be drafted. The terms “hereby,” “hereof,” “hereunder,” and any similar terms, as used in this Escrow Agreement, refer to the Escrow Agreement in its entirety and not only to the particular portion of this Escrow Agreement where the term is used. The word “person” shall mean any natural person, partnership, corporation, government and any other form of business of legal entity. All words or terms used in this Escrow Agreement, regardless of the number or gender in which they were used, shall be deemed to include any other number and any other gender as the context may require. This Escrow Agreement shall not be admissible in evidence to construe the provisions of any prior agreement.

11.2 This Agreement and the rights and obligations hereunder of the Company, and the Investors may not be assigned. This Escrow Agreement and the rights and obligations hereunder of the Escrow Agent may be assigned by the Escrow Agent, with the prior consent of the Escrowing Parties. This Escrow Agreement shall be binding upon and inure to the benefit of each party’s respective successors, heirs and permitted assigns. No other person shall acquire or have any rights under or by virtue of this Escrow Agreement. This Escrow Agreement may not be changed orally or modified, amended or supplemented without an express written agreement executed by the Escrow Agent, the Company and the Escrowing Party. This Escrow Agreement is intended to be for the sole benefit of the parties hereto and their respective successors, heirs and permitted assigns, and none of the provisions of this Escrow Agreement are intended to be, nor shall they be construed to be, for the benefit of any third person.

11.3 This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Virginia. The representations and warranties contained in this Escrow Agreement shall survive the execution and delivery hereof and any investigations made by any party. The headings in this Escrow Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms thereof.

11.4 This Agreement supersedes the Escrow Agreement entered into by and among the Company, Barron Partners L.P. and the Escrow Agent on June 5, 2007.

12.    Execution of Counterparts This Escrow Agreement may be executed in a number of counterparts, by facsimile, each of which shall be deemed to be an original as of those whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Escrow Agreement shall become binding when one or more of the counterparts hereof, individually or taken together, are signed by all the parties.

IN WITNESS WHEREOF, the parties have executed and delivered this Escrow Agreement on the day and year first above written.

ESCROW AGENT:

TRI-STATE TITLE & ESCROW, LLC

By:  /s/ Guy Turner
Name: Guy W. Turner
Title: President

BARRON PARTNERS, L.P.

By: Investors Capital Advisors, LLC, its General Partners

/s/ Andrew Worden
Name: Andrew Investors Worden
Title: CEO

EOS HOLDINGS

By:  /s/ Jon R.Carnes
Jon R.Carnes, President

/s/ Matthew Hayden
Matthew Hayden

DELI SOLAR (USA), INC

By:  /s/ Deli Du
Name: Deli Du
Title: President and CEO

EXHIBIT A
PARTIES TO AGREEMENT

Tri-State Title & Escrow, LLC
360 Main Street
P.O. Box 391
Washington, VA 22747
(800) 984-2155
Attention: Johnnie L. Zarecor

Telephone: (540) 675-2155
Fax: (540) 675-3155
Email escrow@tristatetitle.net

$2,550,000
BARRON PARTNERS LP
Attn: Andrew Investors Worden
President
730 Fifth Avenue, 9th Floor
New York NY 10019
Tel: 212-359-0201
Fax: 646-607-2223
Email: abw@Investorspartners.com
 rbaum@Investorspartners.com

$100,000
Eos Holdings LLC
Attn: Jon R. Carnes
2560 Highvale Dr
Las Vegas NV 89134
Tel: (702) 236-7331
Fax: 917-591-7787
Email: jcarnes@eosfunds.com

$100,000
Matthew Hayden
1298 Prospect Drive, Suite 2D
La Jolla, California 92037
Tel: (858) 704-5065; (760) 613-3695
Fax: (858) 408-1808
Email:matt@haydenir.com

DELI SOLAR (USA), INC
Building 3 No. 28

Feng Tai North Road
Beijing, China 100071
Attn: Deli Du
Tel: 01186-13603160688 (Chinese)
Tel: 01186-13911099317 (Chinese and English)
Fax: 01186-64893659
Email: jianminlee@yahoo.com

EXHIBIT B

DISBURSEMENT REQUEST

Pursuant to the Closing Escrow Agreement dated effective as of June __, 2007, among Barron Partners, L.P., Eos holdings, LLC and Mr. Matthew Hayden ( the“Investors”), Deli Solar (USA), Inc. and Tri-State Title & Escrow, LLC. The Investors, the Escrowing Parties hereby request disbursement of funds in the amount and manner described below from account number [ ], styled Tri-State Title & Escrow, LLC Escrow Account.

Please disburse to:                             _________________________________

Amount to disburse:                          _________________________________

Form of distribution:                          _________________________________

Payee:
Name:                   _________________________________
Address:              _________________________________
City/State:            _________________________________
Zip:                       _________________________________

Statement of event or condition which calls for this request for disbursement:
_______________________________________________________________
_______________________________________________________________

   Barron Partners, L.P.

Date: _____________                                          By:  Investors Capital Advisors, LLC, its General Partners

                                                                                  _________________________________
                                                                                   Name: Andrew Investors Worden
                                                                                   Title: CEO

                                                                                  EOS HOLDINGS

   By:  _____________________________
           Jon R.Carnes, President

  _________________________________
   Matthew Hayden